UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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New Jersey Mining Company
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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New Jersey Mining Company

Notice of 2011 Annual Meeting of Shareholders
To be Held on October 28, 2011

NOTICE IS HEREBY GIVEN that the 2011 Annual Meeting of Shareholders of New Jersey Mining Company (the "Company"), will be held at 10:00 a.m. Pacific Standard time, on October 28, 2011, at the Wallace Inn, 100 Front Street, Wallace, Idaho 83873 to consider and act upon the following matters:

1.	To elect five (5) members to the Board of Directors to serve for a one year term or until their respective successors are elected and qualified;

2.	To amend the Articles of Incorporation to increase the authorized par no value common stock of the Company from 50,000,000 to 200,000,000 shares.

3.	To ratify the appointment of DeCoria, Maichel & Teague P.S. as the independent registered public accounting firm for the Company for the year ending December 31, 2011; and

4.	To transact such other business as may properly come before the meeting or any adjournment thereof.

The close of business on September 2, 2011 has been fixed as the record date for the determination of the Shareholders entitled to notice of, and to vote at, the Annual Meeting and at any postponements or adjournments thereof. Only Shareholders of record on the books of the Company at the close of business on September 2, 2011 shall be entitled to notice of, and to vote at, the meeting or any adjournment thereof.

It is important that your shares be represented at the meeting whether or not you are personally able to attend. You are therefore urged to complete, date and sign the accompanying proxy card and mail it in the enclosed postage-paid envelope as promptly as possible. Your Proxy is revocable, either in writing or by voting in person at the Annual Meeting, at any time prior to its exercise.

Thank you for your cooperation.

Sincerely,

Fred W. Brackebusch
Chairman of the Board, President
and Chief Executive Officer

New Jersey Mining Company
P.O. Box 1019
Kellogg, Idaho 83837
_____________________________

PROXY STATEMENT
Relating to
Annual Meeting of Shareholders
to be held on October 28, 2011
____________________________

INTRODUCTION

This Proxy Statement is being furnished by the Board of Directors of New Jersey Mining Company (the "Company") to holders of shares of the Company's no par value common stock (the "Common Stock") in connection with the solicitation by the Board of Directors of Proxies to be voted at the Annual Meeting of Shareholders of the Company and any adjournment or adjournments thereof (the "Annual Meeting") to be held at 10:00 a.m. on October 28, 2011 at the Wallace Inn, 100 Front Street, Wallace, Idaho 83873 for the purposes set forth in the accompanying Notice of Annual Meeting. This Proxy Statement is first being mailed to Shareholders on or about August 31, 2011 and is accompanied by a proxy card for use at the Annual Meeting.

Members of the Company's management are the record and beneficial owners of an aggregate of 11,764,331 shares (approximately 26.1%) of the Company’s outstanding Common Stock. It is management's intention to vote all of their shares in favor of each matter to be considered by the Shareholders.

PURPOSES OF ANNUAL MEETING

Election of Directors

At the Annual Meeting, Shareholders will be asked to consider and to take action on the election of five (5) members to the Board of Directors to serve for one-year terms or until their respective successors are elected and qualified. (See "Election of Directors").

Amendment to Articles of Incorporation to Increase Authorized Common Stock

At the Annual Meeting, Shareholders will be asked to consider and to take action on an amendment to the Articles of Incorporation to increase the authorized no par value common stock of the Company from 50,000,000 shares to 200,000,000 shares. (See "Amendment to Articles of Incorporation").

Ratification of Appointment of Independent Registered Public Accounting Firm

At the Annual Meeting, Shareholders will be asked to ratify the appointment of DeCoria, Maichel & Teague P.S. as the independent registered public accounting firm for the Company for the year ending December 31, 2011. (See "Ratification of Appointment of Independent Registered Public Accounting Firm").

Other Business

To transact such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

Because your vote is important, it is requested that you complete and sign the enclosed proxy card and mail it promptly in the return envelope provided. Shares cannot be voted at the meeting unless the owner is present to vote or is represented by Proxy.

VOTING AT ANNUAL MEETING

1.

Record Date; Shares Entitled to Vote. The Board of Directors of the Company has fixed the close of business on September 2, 2011, as the record date (the "Record Date") for the purpose of determining Shareholders of the Company entitled to notice of and to vote at the Annual Meeting. At the close of business on that date, there were 45,045,662 issued and outstanding shares of Common Stock. Each holder of Common Stock is entitled to one vote for each share of Common Stock owned as of the Record Date.

2.

Quorum. A majority of the shares issued and outstanding as of the record date will constitute a quorum for the transaction of business at the Annual Meeting. Proxies that are submitted but are not voted for or against (because of abstention, broker non-votes or otherwise) will count toward a quorum and will be treated as present for all matters considered at the meeting.

3.

Vote Required. Directors are elected by a plurality of the votes cast by the holders of the Common Stock at a meeting of shareholders at which a quorum is present. "Plurality" means that the individuals who receive the largest number of votes cast are elected as Directors up to the maximum number of Directors to be chosen at the meeting. Consequently, any shares not voted (whether by abstentions, broker non-votes or otherwise) have no impact on the election of Directors, except to the extent the failure to vote for an individual results in another individual receiving a larger number of votes. The election of Directors will be accomplished by determining the five nominees receiving the highest total number of votes.

If a quorum exists at the Annual Meeting, the affirmative vote by the holders of a majority of the Common Stock present in person or represented by proxy and entitled to vote is required to approve the Amendment of the Articles of Incorporation to increase the number of authorized no par Common Stock of the Company to 200,000,000 shares.

If a quorum exists at the Annual Meeting, the affirmative vote by the holders of a majority of the Common Stock present in person or represented by proxy and entitled to vote is required to approve the ratification of the appointment of DeCoria, Maichel & Teague P.S. as the independent registered public accounting firm for the Company for the year ending December 31, 2011.

4.

Solicitation of Proxies. The Board of Directors requests that you complete date and sign the proxy card accompanying this Proxy Statement and promptly return the card in the enclosed postage-paid envelope. The accompanying proxy card is solicited on behalf of the Company, and the cost of solicitation will be borne by the Company. Although they do not presently intend to do so, following the original mailing of the Proxy materials, directors, officers and employees of the Company may, without additional remuneration, solicit Proxies by mail, internet, telephone, facsimile, or personal interviews. The Company may request brokers, custodians, nominees, and other record holders to forward copies of the Proxies and soliciting materials to persons for whom they hold shares of the Company and to request authority for the exercise of Proxies. In such cases, the Company will reimburse such holders for their reasonable expenses.

5.	Revocation of Proxy. You may revoke your proxy at any time by taking any of the following actions before your proxy is voted at the Annual Meeting:

Deliver to the Company a written notice bearing a date later than the date of the proxy card, stating that you revoke the proxy;

Sign and deliver to the Company a proxy card relating to the same shares and bearing a later date; or

Attend the meeting and vote in person, although attendance at the meeting will not, by itself, revoke a proxy.

Also, please note that if you have voted through your broker, bank or other nominee and you wish to change your vote, you must follow the instructions received from such entity to change your vote.

6.

How Proxies will be Voted. Proxies received by the Board of Directors in the accompanying form will be voted at the Annual Meeting as specified therein by the person giving the Proxy. If no specification is made with respect to the matters to be voted upon at the meeting, the shares represented by such Proxy will be voted: “FOR” the nominees to the Board of Directors in the election of Directors, “FOR” the amendment to the Articles of Incorporation to increase the authorized Common Stock and “FOR” the ratification of the appointment of the Company's independent registered public accounting firm.

All shares represented by valid Proxy will be voted at the discretion of the proxy holders on any other matters that may properly come before the meeting. However, the Board of Directors does not know of any matters to be considered at the meeting other than those specified in the Notice of Meeting. If the Annual Meeting is postponed or adjourned, your Proxy will still be effective and may be voted at the rescheduled meeting. You will still be able to change or revoke your Proxy until it is voted.

If you own your shares in "street name," that is, through a brokerage account or in another nominee form, you must provide instructions to the broker or nominee as to how your shares should be voted. Otherwise, your shares may not be voted and will be recorded as broker non- votes. Your broker or nominee will usually provide you with the appropriate instruction forms at the time you receive this proxy statement. If you own your shares in this manner, you cannot vote in person at the Annual Meeting unless you receive a Proxy to do so from the broker or the nominee and you bring the Proxy to the Annual Meeting.

7.	Voting Power. Shareholders of the Common Stock of the Company are entitled to one vote for each share held. There is no cumulative voting for directors.

8.

Recommendation of the Board of Directors. The Board of Directors of the Company believes the proposals described herein are in the best interests of the Company and its Shareholders and, accordingly, recommends that the Shareholders vote "FOR" the proposals identified in the Notice.

9.

Required Approvals. By unanimous consent, the Board of Directors of the Company unanimously adopted resolutions to: (1) elect Fred W. Brackebusch, Grant A. Brackebusch, Ivan R. Linscott, William C. Rust, and M. Kathleen Sims to the Board of Directors of the Company to serve for a one-year term or until his or her respective successor is elected and qualified; (2) to amend the Articles of Incorporation to increase the authorized Common Stock to 200,000,000 shares and (3) to appoint DeCoria, Maichal & Teague P.S. as the independent registered public accounting firm for the Company for the year ending December 31, 2011.

10.	Dissenters' Rights. There are no dissenters' rights applicable to any matters to be considered at the Annual Meeting.

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PROPOSAL 1. ELECTION OF DIRECTORS

At the meeting, five (5) Directors are to be elected who shall hold office until the next Annual Meeting of Shareholders and until their respective successors shall have been elected and qualified.

The Proxies appointed in the accompanying proxy card intend to vote, unless directed to the contrary therein, in their discretion, for the election to the Board of Directors of the five persons named below, all of whom have consented to serve the Company in such capacity if elected. However, if any nominee at the time of election is unable or unwilling to serve, or is otherwise unavailable for election, the Board of Directors shall designate a substitute nominee. Unless instructions to the contrary are specified on the proxy card, proxies will be voted in favor of the persons who have been nominated by the Board of Directors.

The nominees for Directors, together with certain information with respect to each of them, are as follows:

Name & Address	Age	Position	Date First Elected As Director
Fred W. Brackebusch P.O. Box 1019 Kellogg, Idaho 83837	67	Chairman of the Board, President, Chief Executive Officer & Treasurer	7/18/1996
Grant A. Brackebusch P.O. Box 131 Silverton, ID 83867	42	Vice President & Director	7/18/1996
Ivan R. Linscott 7150 Burke Road Wallace, ID 83873	68	Director	9/21/2004
William C. Rust (1) P.O. Box 648 Wallace, ID 83873	64	Director	9/21/2004
M. Kathleen Sims (1) 2745 Seltice Way Coeur d'Alene, ID 83814	66	Director	9/25/2003

(1) Member of the Audit Committee

Board Recommendation

The Board of Directors recommends a vote “FOR” each nominee to the Board of Directors.

BOARD OF DIRECTORS OF THE COMPANY

Directors are elected by shareholders at each annual shareholders meeting to hold office until the next annual meeting of shareholders or until their respective successors are elected and qualified. The following individuals are currently serving as members of the Board of Directors of the Company:

Fred W. Brackebusch, P.E. has served as the Chairman of the Board, President, Chief Executive Officer and Treasurer of the Company since 1996. He has a B.S. and an M.S. in Geological Engineering both from the University of Idaho. He is a consulting engineer with extensive experience in mine development, mine backfill, mine management, permitting, process control and mine feasibility studies. He has over 35 years of experience in the Coeur d'Alene Mining District, about half of which was with Hecla Mining Co. He has been the principal owner of Mine Systems Design, Inc., a mining consulting business which is a large shareholder in the Company, since 1987.

The Board has concluded that Fred Brackebusch should serve as a Director of the Company, in light of the company’s current business and structure, because of his extensive experience in mine management and his technical expertise within several disciplines of the mining industry.

Grant A. Brackebusch, P.E. has served as the Vice President and a Director of the Company since 1996. He holds a B.S. in Mining Engineering from the University of Idaho. He worked for Newmont Gold Co. on the Carlin Trend in open pit mine planning and pit supervision for three years. He also has worked with Mine Systems Design, Inc. performing various engineering and geotechnical tasks. He has worked for New Jersey Mining Company since 1996; he supervises the daily operations of the various mining operations, mill operations, performs various engineering tasks, and coordinates environmental permitting.

The Board has concluded that Grant Brackebusch should serve as a Director of the Company, in light of the company’s current business and structure, because of his experience managing the Company’s projects and his technical background as a mining engineer.

Ivan R. Linscott, PhD has served as a Director of the Company since 2004. He is a physicist at Stanford University. He is a Senior Research Associate for radioscience spacecraft instrument development and is Co-Investigator and Science Team Member for the New Horizons Mission to encounter the planet Pluto. Dr. Linscott has a strong interest in doing research on exploration techniques in the Coeur d'Alene Mining District. He has made significant contributions to the Company's exploration program through by completing geophysical surveys on several properties.

The Board has concluded that Ivan Linscott should serve as a Director of the Company, in light of the company’s current business and structure, because his scientific background provides for a unique perspective on mineral exploration techniques and an objective assessment of the Company’s performance.

William C. Rust has served as a Director of the Company since 2004. He is a metallurgical engineer with extensive experience in the Silver Valley. He worked for Asarco as Chief Metallurgist. Later he worked for CoCa mines at Grouse Creek in Central Idaho and for McCulley, Frick, and Gilman, an environmental consulting firm. He was with Getchell Gold Inc. in Nevada where he was Mill Manager and Senior Metallurgist for a 3,200 ton/day gold plant. Currently, Mr. Rust is self-employed as a metallurgical engineering consultant. Mr. Rust is a member of the Audit Committee.

The Board has concluded that William Rust should serve as a Director of the Company, in light of the company’s current business and structure, because of his extensive experience in mine management and his technical expertise as a metallurgical engineer.

M. Kathleen Sims has served as a Director of the Company since 2003. She is a successful businesswoman who is majority owner of a car dealership. She is a former State Senator in the Idaho Legislature, and is currently a Representative in the Idaho House of Representatives. She is a former member of the State of Idaho Human Rights Commission and is active in the Idaho Republican Party. She has extensive experience in starting a business with all the necessary experience in financing, business plans and management. Ms. Sims is the chairperson of the Audit Committee.

The Board has concluded that M. Kathleen Sims should serve as a Director of the Company, in light of the company’s current business and structure, because of her experience as a successful business owner and her in-depth knowledge of Idaho politics resulting from her time spent as a state legislator.

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PROPOSAL 2. AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE AUTHORIZED COMMON STOCK

The Company proposes to amend Article VI of its Articles of Incorporation to increase the amount of Common Stock the Company is authorized to issue to 200,000,000 shares with no par value. Currently, the Company is authorized to issue 50,000,000 shares of Common Stock with no par value and 1,000,000 shares of Preferred Stock with no par value. No change to the authorized Preferred Stock is proposed.

On June 27, 2011, the Board unanimously adopted resolutions setting forth the proposed amendment to our Articles of Incorporation declaring its advisability and directing that the proposed amendment be submitted to the shareholders for their approval at the Annual Meeting. If adopted by the shareholders, the amendment will become effective upon filing of an appropriate amendment to our Articles of Incorporation with the Idaho Secretary of State.

The text of the Article VI shall be amended as follows:

The aggregate number of shares which this corporation shall have authority to issue is 201,000,000 shares, of which 200,000,000 shares shall be Common Stock having no par value per share and 1,000,000 shares shall be Preferred Stock having no par value per share. Cumulative voting rights shall not exist with respect to any shares of stock of securities converted into shares of stock of the Corporation.

Discussion

The Company is currently authorized to issue 50,000,000 shares of its no par value Common Stock, of which 45,045,662 shares were issued and outstanding and held of record by approximately 1,200 shareholders as of September 2, 2011. If approved, the amendment to the Articles of Incorporation will increase the number of authorized shares of common stock to 200,000,000 shares of no par value common stock.

Management believes that the increased number of authorized shares of common stock will provide the Company with an adequate supply of authorized but unissued shares of Common Stock for general corporate needs including obtaining additional financing, possible stock dividends, employee incentive and benefit plans or consummation of acquisitions at times when the Board, in its discretion, deems it advantageous to do so. At present, the Company has no commitment for the issuance of additional shares.

All shares of Common Stock are equal to each other with respect to voting, liquidation, dividend and other rights. Owners of shares of Common Stock are entitled to one vote for each share they own at any Shareholders' meeting. Holders of shares of Common Stock are entitled to receive such dividends as may be declared by the Board of Directors out of funds legally available therefore, and upon liquidation are entitled to participate pro rata in a distribution of assets available for such a distribution to Shareholders. There are no conversion, preemptive or other subscription rights or privileges with respect to any shares. Although the Board of Directors would authorize the issuance of additional shares of Common Stock based on its judgment as to the best interests of the Company and its Shareholders, the issuance of authorized shares of Common Stock could have the effect of diluting the voting power and book value per share of the outstanding Common Stock.

Authorized shares of Common Stock in excess of those shares outstanding will be available for general corporate purposes, may be privately placed and could be used to make a change in control of the Company more difficult. Under certain circumstances, the Board of Directors could create impediments to, or frustrate, persons seeking to effect a takeover or transfer in control of the Company by causing such shares to be issued to a holder or holders who might side with the Board of Directors in opposing a takeover bid that the Board of Directors determines is not in the best interests of the Company and its stockholders, but in which unaffiliated stockholders may wish to participate. In this connection, the Board of Directors could issue authorized shares of Common Stock to a holder or holders which, when voted together with the shares held by members of the Board of Directors and the executive officers and their families, could prevent the majority stockholder vote required by the Company's Articles of Incorporation to effect certain matters. Furthermore, the existence of such shares might have the effect of discouraging any attempt by a person, through the acquisition of a substantial number of shares of Common Stock, to acquire control of the Company, since the issuance of such shares should dilute the Company's book value per share and the Common Stock ownership of such person. This may be beneficial to management in a hostile tender offer, thus having an adverse impact on stockholders who may want to participate in such tender offer.

The additional authorized shares of Common Stock would, when issued, have the same rights as the issued and outstanding existing shares of Common Stock. Shareholders of the Company currently have neither preemptive rights nor cumulative voting rights for directors, nor will they as a result of the amendment.

If the amendment is approved, the additional, authorized Common Stock would be available for issuance in the future for such corporate purposes as the Board of Directors deems advisable from time to time without the delay and expense incident to obtaining shareholder approval, unless such action is required by applicable law, or of any stock exchange upon which the Company's shares may then be listed. It should be noted that subject to the limitations discussed above, all of the types of Board action with respect to the issuance of additional shares of Common Stock that are described in the preceding paragraphs can currently be taken and that the power of the Board of Directors to take such actions would not be enhanced by amendment to the Articles of Incorporation, although the amendment would increase the number of shares of Common Stock that are available for the taking of such action.

Board Recommendation

The proposal to amend the Company’s Articles of Incorporation will require the affirmative vote of the holders of at least a majority of the shares entitled to vote thereon. The Board of Directors recommends a vote “FOR” amendment to the Articles of Incorporation

PROPOSAL 3. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed the firm DeCoria, Maichel & Teague P.S. as independent certified public accountants for the Company for the fiscal year ending December 31, 2011. At the Annual Meeting, Shareholders will be asked to ratify the appointment of DeCoria, Maichel & Teague P.S. as the independent registered public accounting firm. DeCoria, Maichel & Teague P.S. has served as the Company's independent auditors and has conducted the audit of the Company's financial statements since 2004. No representative of DeCoria, Maichel & Teague P.S. is expected to be present at the Annual Meeting. If the appointment of DeCoria, Maichel & Teague P.S. is not ratified by the required number of votes, the Board will review its future selection of independent registered public accounting firms.

Board Recommendation

The Board of Directors recommends a vote “FOR” the ratification of the appointment of DeCoria, Maichel & Teague P.S. as the independent registered public accounting firm for the Company for the year ending December 31, 2011.

AUDIT COMMITTEE REPORT

During fiscal year 2010, Directors Rust and Sims served on the Audit Committee, with Director Sims serving as the chairperson. The Audit Committee is responsible for overseeing the Company's accounting and financial reporting processes, including the quarterly review and the annual audit of the Company's financial statements by DeCoria, Maichel & Teague P.S., the Company's independent registered public accounting firm. The Sarbanes-Oxley Act of 2002 requires the Audit Committee to be directly responsible for the appointment, compensation and oversight of the audit work of the independent registered public accounting firm.

As part of fulfilling its responsibilities, the Audit Committee has reviewed and discussed the Company's audited financial statements with management. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). Finally, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with the independent registered public accounting firm that firm's independence.

Based on its review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements for the year ending December 31, 2010 be included in the Company's 2010 Annual Report on Form 10-KSB filed with the SEC.

Submitted by the Audit Committee of the Board of Directors of the Company.

William C. Rust M.
Kathleen Sims

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM'S FEES

Audit Fees
The aggregate fees billed for professional services rendered by the Company’s principal accountant for the audit of the annual financial statements included in the Company’s annual report on Form 10-K for the fiscal years ended December 31, 2009 and December 31, 2010 and the review for the financial statements included in the Company’s quarterly reports on Form 10-Q during those fiscal years, were $29,479 and $23,948 respectively.

Audit Related Fees
The Company incurred no fees during the last two fiscal years for assurance and related services by the Company’s principal accountant that were reasonably related to the performance of the audit or review of the Company’s financial statements, and not reported under “Audit Fees” above.

Tax Fees
The Company incurred no fees during the last two fiscal years for professional services rendered by the Company’s principal accountant for tax compliance, tax advice and tax planning.

All Other Fees
The Company incurred no other fees during the last two fiscal years for products and services rendered by the Company’s principal accountant.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent registered public accountants. The Audit Committee has established a policy regarding pre-approval of all audit and non-audit services provided by the independent registered public accountants. On an ongoing basis, management communicates specific projects and categories of services for which advance approval of the Audit Committee is requested. The Audit Committee reviews these requests and advises management if the Audit Committee approves the engagement of the independent registered public accountants for specific projects. On a periodic basis, management reports to the Audit Committee regarding the actual spending for such projects and services compared to the approved amounts. The Audit Committee may also delegate the ability to pre-approve audit and permitted non-audit services to a subcommittee consisting of one or more Audit Committee members, provided that any such pre-approvals are reported on at a subsequent Audit Committee meeting. All services provided by the Company's independent registered public accounting firm in each of the last two fiscal years were pre-approved by the Audit Committee.

INFORMATION CONCERNING THE BOARD OF DIRECTORS

Board Meetings

During the fiscal year ended December 31, 2010 there were three meetings of the Board of Directors. All Directors were present at each meeting. It is the Company's policy that members of the Board of Directors should attend all annual meetings of Shareholders except for absences due to causes beyond the reasonable control of the Directors. The Company did not hold an annual meeting of shareholders during 2010.

Affirmative Determinations Regarding Director Independence

The Board of Directors has determined that each of the following Directors is an "independent director" as such term is defined by the rules of the Financial Industry Regulatory Authority ("FINRA"), and the Securities Exchange Commission (the "SEC"):

Ivan R. Linscott, PhD
William C. Rust M.
Kathleen Sims

The rules of FINRA and the SEC generally provide that an "independent director" is a person other than an officer or employee of the Company or any other individual having a relationship that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a Director. The FINRA rules also provide specific criteria that, if met, disqualify a director from being independent.

Audit Committee

The Company has an audit committee established in accordance with the Securities Exchange Act of 1934, as amended, (the "Exchange Act") for the purpose of overseeing the Company's accounting and financial reporting processes, the audits of the financial statements, as well as compliance with legal and regulatory requirements. The Audit Committee is also responsible for appointing and reviewing the performance of the Company's independent registered public accounting firm. The members of the Company's audit committee are William C. Rust and M. Kathleen Sims. Each member of the audit committee is deemed to be an independent director as that term is defined under the listing standards of FINRA. Ms. Sims is considered to be an audit committee financial expert as the term is defined under applicable SEC rules, and is the Chairperson of the Audit Committee. The Audit Committee held one meeting during 2010. The Company does not have a written Audit Committee Charter.

Nominating Committee

The entire Board of Directors serves as the Nominating Committee and all Directors participate in the consideration and selection of nominees to the Board of Directors. The Nominating Committee identifies potential nominees from various sources, including recommendations from Directors and officers of the Company. The Nominating Committee will consider nominees recommended by shareholders upon submission in writing to the Chairman of the Board of Directors the names of such nominees, together with their qualifications for service as Directors of the Company. Individuals recommended by shareholders are evaluated in the same manner as other potential nominees. The Nominating Committee reviews and discusses recommendations received for Director candidates and evaluates the qualifications of such candidates before selecting a slate of nominees to be recommended by the Board. Qualifications that the Nominating Committee will consider in evaluating Director candidates include their mining, scientific, or business experience, contacts within the Company's market area, relevant skills, and time availability. A candidate's level of share ownership in the Company is also considered as part of the evaluation along with such other criteria as the Nominating Committee determines to be relevant. The Nominating Committee does not have a formal policy regarding diversity, though an individual will be considered regardless of race, ethnicity, gender or physical disability. The Nominating Committee did not hold any meetings in 2010. The Company does not have a written charter for the Nominating Committee.

Compensation Committee

The entire Board of Directors serves as the Compensation Committee and all Directors review personnel policies of the Company that include, but are not limited to, compensation for executive officers of the Company, as well as employee compensation and benefit programs. The Board of Directors has determined that a Compensation Committee is not currently necessary because the Company is a small business. The Company does not have a written charter for the Compensation Committee.

The compensation for the President and Vice President, as the executive officers of the Company, is generally set on an annual basis by the disinterested members of the Board. In determining the appropriate compensation levels for the executive officers, the Board of Directors considers a number of factors, including, but not limited to the executive officers' mining experience and experience with the Company, and the level of compensation paid by the Company's peers in the mining industry. Compensation for the Board of Directors has been approved by the entire Board of Directors. The President and Vice President have been authorized by the Board of Directors to set the salaries and wages of the non-executive employees of the Company, subject to the review of the Board of Directors.

Communication with the Board of Directors

Shareholders may send communications to the Board of Directors of the Company by addressing such correspondence to:

Fred W. Brackebusch
Chairman of the Board
New Jersey Mining Company
P.O. Box 1019
Kellogg, ID 83837

As Chairman of the Board, Mr. Brackebusch monitors shareholder communications, forwards correspondence to the appropriate committee(s) or Director(s), and facilitates an appropriate response.

Board Leadership Structure

The Company’s Board leadership is structured such that the Chairman of the Board of Directors, Fred Brackebusch, is also the Chief Executive Officer. We have determined that this leadership structure is appropriate for the size of the Company as it provides for more efficient management of the Company by eliminating the duplication of duties and lowering the overall cost of management. Additionally, the combined leadership structure allows the Chairman to be aware of the daily operations of the Company and aware of any developments that may need to be brought to the Board’s attention. The Company does not have a lead independent director, but three of the five board members are independent directors, and the Board believes this provides sufficient risk oversight for the Company. The Board’s risk oversight function is primarily vested with the Audit Committee which is comprised of two independent directors, William Rust and M. Kathleen Sims, although all Board members evaluate the risks taken by the Company, whether independent or not.

COMPENSATION OF DIRECTORS

During 2010, each of the Directors of the Company was paid 25,000 shares of restricted Common Stock valued at $5,000. At a Board of Directors meeting on November 9, 2009, the Directors approved a compensation plan for the Board of Directors. Pursuant to the compensation plan, each Director receives annual compensation of 25,000 common shares of restricted stock. No additional fees are paid for attendance at Board of Directors' meetings.

The following table sets forth information with regard to compensation earned by non-employee Directors in 2010. Compensation earned by Fred and Grant Brackebusch, as employee Directors, is included in the "Executive Compensation" section of this Proxy Statement.

Director Compensation

Name (1)	Fees Earned or Paid in Cash ($)	Stock Awards ($) (2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compen sation ($)	Total ($)
Ivan R. Linscott	0	5,000	0	0	0	0	5,000
William C. Rust	0	5,000	0	0	0	0	5,000
M. Kathleen Sims	0	5,000	0	0	0	0	5,000

(1)

Directors Fred W. Brackebusch and Grant A. Brackebusch are executive officers of the Company; therefore, disclosure regarding their compensation as Directors is included in the Summary Compensation Table. See Executive Compensation.

(2)

As discussed above, the Directors are each awarded 25,000 common shares of restricted stock as annual compensation. The Company valued the awards granted at fair value as computed in accordance with FASB Accounting Standards Codification Topic 718.

EXECUTIVE OFFICERS

The executive officers of the Company, together with certain information with respect to each of them, are as follows:

Name & Address	Age	Position	Date First Elected (1)
Fred W. Brackebusch P.O. Box 1019 Kellogg, Idaho 83837	67	Chairman of the Board, President, Chief Executive Officer & Treasurer	7/18/1996
Grant A. Brackebusch P.O. Box 131 Silverton, ID 83867	42	Vice President & Director	7/18/1996

(1)	Messrs. Brackebusch have been appointed by the Board of Directors to serve in their respective offices until such time that a successor may be appointed by the Board of Directors

Fred W. Brackebusch, P.E. has served as the Chairman of the Board, President, Chief Executive Officer and Treasurer of the Company since 1996. He has a B.S. and an M.S. in Geological Engineering both from the University of Idaho. He is a consulting engineer with extensive experience in mine development, mine backfill, mine management, permitting, process control and mine feasibility studies. He has over 35 years of experience in the Coeur d'Alene Mining District, about half of which was with Hecla Mining Co. He has been the principal owner of Mine Systems Design, Inc., a mining consulting business which is a large shareholder in the Company, since 1987.

Grant A. Brackebusch, P.E. has served as the Vice President and a Director of the Company since 1996. He holds a B.S. in Mining Engineering from the University of Idaho. He worked for Newmont Gold Co. on the Carlin Trend in open pit mine planning and pit supervision for three years. He also has worked with Mine Systems Design, Inc. performing various engineering and geotechnical tasks. He has worked for New Jersey Mining Company since 1996; he supervises the daily operations of the various mining operations, mill operations, performs various engineering tasks, and coordinates environmental permitting.

Family Relationships

Fred W. Brackebusch is the father of Grant A. Brackebusch.

Legal Proceedings

The Company is not aware of any of its directors or officers being involved in any legal proceedings in the past ten years relating to any of the items set forth under Item 401(f) of Regulation S-K.

EXECUTIVE COMPENSATION

Compensation of Officers

A summary of cash and other compensation for Fred Brackebusch, the Company’s President and Chief Executive Officer, and Grant Brackebusch, the Company's Vice President (the "Named Executive Officers"), for the two (2) most recent years is as follows:

Summary Compensation Table

Name & Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards[1] ($)	Option Awards ($)	Nonequity Incentive Plan Compensa- tion ($)	Nonqualified Deferred Compensa- tion Earnings ($)	All Other Compensa -tion ($)	Total ($)
Fred Brackebusch President	2010	30,000	0	5,000	0	0	0	0	35,000
	2009	26,250	0	201,648	0	0	0	0	227,898
Grant Brackebusch Vice President	2010	67,708	0	5,000	0	0	0	0	72,708
	2009	46,263	0	107,650	0	0	0	0	153,913

(1)	Stock Awards includes fees earned as Directors. The Company has valued all Stock Awards granted at fair value as computed in accordance with FASB Accounting Standards Codification Topic 718.

The compensation of the Named Executive Officers has been set by disinterested members of the Board of Directors. In April of 2007, the Board of Directors approved a compensation plan for our President, Fred W. Brackebusch that states that any time over 130 hours per month is compensated with restricted common stock at a rate of $150 per hour. In January of 2009, the Board of Directors approved a compensation plan for Vice President Grant Brackebusch that awarded him with restricted common stock for an average of 84.5 hours per month at a rate of $100 per hour. Additionally, in 2009, both Fred W. Brackebusch and Grant Brackebusch were compensated with shares in lieu of cash for some of their base salaries as well to conserve limited cash.

In 2010, the restricted stock compensation plans for both Fred W. Brackebusch and Grant A. Brackebusch were discontinued. During the years ended December 31, 2010 and 2009, the Company issued zero and 651,320 shares, respectively, of its restricted common stock valued at $0 and $195,398, respectively, to Fred Brackebusch for management services. During the years ended December 31, 2010 and 2009, the Company issued zero and 338,000 shares, respectively, of its restricted common stock valued at $0 and $101,400, respectively, to Grant Brackebusch for management services.

The Company does not have a retirement plan for its executive officers and there is no agreement, plan or arrangement that provides for payments to executive officers in connection with resignation, retirement, termination or a change in control of the Company.

Outstanding Equity Awards at Fiscal Year-end

The Company does not currently award the Named Executive Officers options to purchase the Company's shares, and there were no outstanding equity awards as of December 31, 2010.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth information as of September 2, 2011 regarding the shares of Company Common Stock beneficially owned by: (i) each person known by the Company to own beneficially more than 5% of the Company's Common Stock; (ii) each Director of the Company; (iii) the CEO and CFO of the Company (the "Named Executive Officers"); and (iv) all Directors and the Named Executive Officers of the Company as a group. Except as noted below, each holder has sole voting and investment power with respect to shares of the Company Common Stock listed as owned by that person.

Security Ownership of Certain Beneficial Owners

Title of Class	Name and Address Of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class (1)
Common	Fred W. Brackebusch P.O. Box 1019 Kellogg, Idaho 83837	7,900,077 indirect (a) 1,807,861 direct	21.55%
Common	Constance Meisel 105 East Atlantic Avenue Delray Beach, FL 33444	3,158,607	7.01%
Common	William Ritger Ocean Royale Way Juno Beach, FL 33408	3,162,425	7.02%

1)	Based upon 45,045,662 outstanding shares of Common Stock on September 2, 2011.

(a) Fred Brackebusch owns 89.6% of Mine Systems Design, Inc. (MSD) which is an S corporation that owns 8,817,050 common shares of the Company. Neither MSD nor Fred Brackebusch has the right to acquire any securities pursuant to options, warrants, conversion privileges or other rights.

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Security Ownership of Management

Title of Class	Name and Address Of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class (1)
Common	Fred W. Brackebusch P.O. Box 1019 Kellogg, Idaho 83837	7,900,077 indirect (a) 1,807,861 direct	21.55%
Common	Grant A. Brackebusch P.O. Box 131 Silverton, ID 83837	916,973 indirect (b) 725,920 direct	3.65%
Common	Ivan R. Linscott, Director 7150 Burke Road Wallace, ID 83873	160,500	0.36%
Common	William C. Rust, Director P.O. Box 648 Wallace, ID 83873	120,000	0.27%
Common	M. Kathleen Sims, Director 2745 Seltice Way Coeur d'Alene, ID 83814	133,000	0.30%
Common	All Directors and Executive Officers as a group (5 individuals)	11,764,331	26.12%

(1)	Based upon 45,045,662 outstanding shares of Common Stock on September 2, 2011.

(a)

Fred Brackebusch owns 89.6% of Mine Systems Design, Inc. (MSD), which is a corporation that owns 8,817,050 common shares of the Company. Neither MSD nor Fred Brackebusch have the right to acquire any securities pursuant to options, warrants, conversion privileges or other rights.

(b)

Grant Brackebusch owns 10.4% of Mine Systems Design, Inc. (MSD), which is a corporation that owns 8,817,050 common shares of the Company. Neither MSD nor Grant Brackebusch have the right to acquire any securities pursuant to options, warrants, conversion privileges or other rights.

None of the directors or officers has the right to acquire any securities pursuant to options, warrants, conversion privileges or other rights. No shares are pledged as security.

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RECENT MARKET PRICES

Our Common Stock currently trades on the OTCQB tier of the OTC Market under the symbol "NJMC". The following table sets forth the range of high and low bid prices as reported by the OTCBB for the periods indicated. These quotations represent inter-dealer prices, without retail mark-up, markdown or commission, and may not represent actual transactions.

Year Ending December 31, 2011	High Bid	Low Bid
First Quarter	$0.30	$0.24
Second Quarter	$0.32	$0.19
Year Ending December 31, 2010	High Bid	Low Bid
First Quarter	$0.29	$0.19
Second Quarter	$0.28	$0.20
Third Quarter	$0.26	$0.18
Fourth Quarter	$0.35	$0.18

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s officers, directors, and persons who beneficially own more than 10% of the Company’s common stock (“10% Stockholders”), to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”). Such officers, directors and 10% Stockholders are also required by SEC rules to furnish us with copies of all Section 16(a) forms that they file.

Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during fiscal year ended December 31, 2010, all filing requirements applicable to its officers, directors and greater than 10% percent beneficial owners were complied with, except for the following:

NAME & NATURE OF AFFILIATION	LATE REPORTS	REPORTS NOT FILED
Fred W. Brackebusch, Chairman of the Board, President, Chief Executive Officer & Treasurer	Form 4 (one)	N/A
Grant A. Brackebusch, Vice-President & Director	Form 4 (one)	N/A
Ivan R. Linscott, Director	Form 4 (one)	N/A
William C. Rust, Director	Form 4 (one)	N/A
M. Kathleen Sims, Director	Form 4 (one)	N/A

ADDITIONAL SHAREHOLDER INFORMATION

Shareholders

As of September 2, 2011, there were approximately 1,200 shareholders of record of the Company's Common Stock. As of September 2, 2011, the Company had issued and outstanding 45,045,662 shares of Common Stock.

Shareholder Proposals for 2011 Annual Meeting

The Company will review shareholder proposals intended to be included in the Company's proxy materials for the 2012 Annual Meeting of Shareholders which are received by the Company at its principal executive offices no later than April 15, 2012 (unless the date of the next annual meeting is changed by more than 30 days from the date of this year's meeting, in which case the proposal must be received a reasonable time before the Company begins to print and mail its proxy materials). Such proposals must be submitted in writing and should be sent to the attention of the Secretary of the Company. The Company will comply with Rule 14a-8 of the Exchange Act with respect to any proposal that meets its requirements.

Annual Report

The Company's Annual Report to Shareholders is being mailed to all Shareholders with this Proxy Statement. The Annual Report is not part of the proxy solicitation materials for the Annual Meeting. In addition, a Shareholder of record will receive a copy of the Company's Form 10-K for the fiscal year ended December 31, 2010. The Company's Form 10-K may also be accessed at the SEC's website at www.sec.gov.

Other Business

As of the date of this Proxy Statement, the Board of Directors is not aware of any matters that will be presented for action at the Annual Meeting other than those described above. However, should other business properly be brought before the Annual Meeting, the proxies will be voted thereon in the discretion of the persons acting hereunder.

By Order of the Board of Directors

Fred W. Brackebusch
Chairman of the Board, President
and Chief Executive Officer

ANNUAL MEETING OF STOCKHOLDERS OF
NEW JERSEY MINING COMPANY

The undersigned appoints Fred W. Brackebusch, Chairman of the Board, President, Chief Executive Officer and Treasurer, or Grant A. Brackebusch, Vice President and Director, of New Jersey Mining Company with full power of substitution, the attorney and proxy of the undersigned, to attend the annual meeting of shareholders of New Jersey Mining Company, to be held October 28, 2011 beginning at 10:00A.M, Pacific Daylight Time, at the Wallace Inn, 100 Front Street, Wallace, Idaho, 83873, and at any adjournment thereof, and to vote the stock the undersigned would be entitled to vote if personally present, on all matters set forth in the proxy statement sent to shareholders, a copy of which has been received by the undersigned, as follows:

1.	Election of Directors (check one)

     For All Nominees (Fred W. Brackebusch, Grant A. Brackebusch, Ivan R. Linscott, William C. Rust and M. Kathleen Sims)

Withhold All Nominees

Withhold Authority to Vote For Any Individual Nominee. Write name below:

_____________________________________

2.	Ratification of Amendment to Articles of Incorporation to increase authorized Common Stock (check one)

For

Against

Abstain

3.	Ratification of Appointment of Independent Registered Public Accounting Firm (check one)

For

Against

Abstain

The Board of Directors recommends a vote "For" Items 1, 2, and 3. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. In the absence of specific instructions, proxies will be voted “For” Items 1, 2, and 3 at the discretion of the Proxy Agents as to any other matters that may properly come before the Annual Meeting of Shareholders.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

DATED: __________________________

PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE ______________________________________________